DELAWARE(SM)
INVESTMENTS
-----------

Delaware Cash Reserve

Money Market

2000 ANNUAL REPORT



(Money Market Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                 1

Portfolio Management
Review                                 3

Performance Summary                    5

Financial Statements

   Statement of Net Assets             6

   Statement of Operations             8

   Statements of Changes in
   Net Assets                          9

   Financial Highlights               10

   Notes to Financial Statements      14

   Report of Independent
   Auditors                           16


A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.
[] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
[]   We follow strict investment policies and clear buy/sell guidelines.
[] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
[] We believe consistent processes are the best way to seek consistent investment performance.
[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $46 billion in assets as of March 31, 2000.

Comprehensive
[]   We offer more than 70 mutual funds in these asset classes.
     o Large-cap equity                o High-yield bonds
     o Mid-cap equity                  o Investment grade bonds
     o Small-cap equity                o Municipal bonds (24 single-state funds)
     o International equity            o International fixed-income
     o Balanced
[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"DELAWARE CASH RESERVE DELIVERED A TOTAL RETURN OF 4.69% FOR THE YEAR ENDED MARCH 31, 2000."


May 12, 2000

Recap of Events - Against the backdrop of a booming economy, U.S. companies reported historic increases in earnings during the Fund's fiscal year ended March 31, 2000. Throughout the year, investors saw an impressive rise in equity markets and an outstanding money market, but also had to deal with a lackluster bond market.

The nation's economic output, as measured by the Gross Domestic Product (GDP), continued at a feverish pace. The GDP grew at a 7.3% annual rate in the fourth quarter 1999 after expanding at more than 4% a year during the past 3 years. During the Fund's fiscal year, a low unemployment rate and high consumer spending helped fuel economic expansion, but also posed a serious threat of inflation (Source: Bloomberg).

Prompted by inflationary concerns, the Federal Reserve Board reversed its relaxed monetary policy and, in June of 1999, initiated the first of five quarter-point interest rate increases. As of this writing, the federal funds rate -- the rate banks charge each other on overnight loans -- stands at 6.0%, its highest level in five years.

Any changes in short-term interest rates directly affects a money market fund's income potential -- in general, lower rates mean lower yields, and higher rates mean higher yields. In May and June of 1999, in anticipation of the interest rate hikes, Delaware Cash Reserve's Portfolio Manager, Cynthia I. Isom, began shortening the Fund's average maturity. As of March 31, 2000, the average maturity was about 44 days.

In late February and March, continued concerns over rising interest rates, potential inflation and high stock prices began to take their toll on all market sectors, leading to several bouts of volatility. We believe money market funds provide a potential safe harbor during times of stock market turbulence.

Delaware Cash Reserve has been positively affected by the Fed's tightened monetary policy. The Fund delivered a total return of 4.69% (Class A shares with dividends reinvested) for the year ended March 31, 2000. Delaware Cash Reserve's daily yield was 5.38%, up from 4.12% on March 31, 1999, while the 7-day yield was 5.34%, up from 4.10% a year earlier. Delaware Cash Reserve


Total Return

For Period Ended March 31, 2000                              One Year
--------------------------------------------------------------------------------
Delaware Cash Reserve Fund Class A                            +4.69%
--------------------------------------------------------------------------------
U.S. Consumer Price Index                                     +3.11%

Lipper Money Market Funds Average (351 funds)                 +4.72%
--------------------------------------------------------------------------------
All performance shown above assumes reinvestment of dividends. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of money market funds with similar investment objectives tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). Past performance does not guarantee future results.

"DELAWARE CASH RESERVE HAS BEEN POSITIVELY AFFECTED BY THE
FED'S TIGHTENED MONETARY POLICY."


continues to invest in high quality money market securities while striving to maximize income, preserve principal and maintain liquidity.

Market Outlook - Despite the recent market turbulence, our economy is still growing in leaps and bounds. We believe the Fed, therefore, will continue to raise interest rates in a stronger attempt to thwart inflation. We expect to see continued stock market volatility over the next few months as the Fed continues its efforts to slow economic growth. We intend to keep a watchful eye on the situation in the months ahead and position the Fund to benefit from a rising interest rate environment.


/s/ Wayne A. Stork                      /s/ David K. Downes
------------------------------------    --------------------------------------

Sincerely,

Wayne A. Stork                          David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds


[Money Market Artwork]

PORTFOLIO MANAGEMENT REVIEW

Cynthia I.Isom
Portfolio Manager

May 12, 2000


The Fund's Results

When fixed-income securities and equity investments experience greater volatility, as they have during the past 12 months, investors often expect their money market funds to provide a cushion of stability or a safe haven. Though stocks held the spotlight during most of the Fund's fiscal year, money market funds quietly continued to meet the objectives for which they were designed: providing current income with liquidity and preservation of principal.

Over the past 12 months, money markets benefited from the Federal Reserve Board's more restrictive monetary policy. Higher interest rates helped to increase yields on money market funds, making them more attractive to investors. As of March 31, 2000, Delaware Cash Reserve Fund daily yield was 5.38%, up from 4.12% on March 31, 1999, while the 7-day yield was 5.34%, up from 4.10% a year earlier.

Trading of money market securities increased during our fiscal year as Y2K concerns prompted some investors to seek short-term securities of higher credit quality. This boosted the demand for money market instruments during the fourth quarter of 1999.

Portfolio Highlights

To safeguard principal and maintain income potential, we have continued to invest in money market instruments with the highest credit ratings.

We anticipated the higher interest rate policy and began shortening the Fund's maturity in May of 1999, before the Fed's first interest rate hike in late June. We did this so the Fund would be positioned to benefit from a rising interest rate environment.

While the Securities and Exchange Commission (SEC) permits money market funds to have an average maturity as long as 90 days, we believed it was prudent to stay much shorter. As interest rates rose in 1999, we steadily reduced the Fund's average maturity. The average maturity was shortened from a 55-day range at the start of our fiscal year to approximately 44 days as of March 31, 2000. We see average maturity staying within this range and only plan to extend it when we see a significant yield advantage in doing so.

A majority of the Fund's net assets is invested in commercial paper. During the fiscal year, we slightly increased the allocation from 71.4% at the start of the fiscal period to 75.4% as of March 31, 2000. Commercial paper is a short-term debt obligation issued by creditworthy corporations and banks. For investors, commercial paper provides the flexibility and safety of a security that is issued only by top-rated companies.

Delaware Cash Reserve
Asset Mix
March 31, 2000


Certificates of Deposit 6.35%
Floating Rate Notes 5.87%
Other 0.02%
Yankee CDs 1.59%
Short-Term Time Deposits 10.76%
Commercial Paper 75.41%


Outlook

It is likely that the Fed will continue to increase interest rates in the coming months in order to slow the pace of the U.S. economic climate to what it believes is a non-inflationary rate of growth. We are encouraged that the Federal Reserve is making policy decisions in an attempt to prevent inflation. In response, we expect to see more bouts of stock market volatility in the near term. We believe Delaware Cash Reserve could be a safe harbor during times of market turbulence as your Fund is managed to minimize risk to principal while providing a regular stream of income.

For Delaware Cash Reserve, we are optimistic that the next six months will continue to provide a favorable environment for money market funds. We intend to keep a watchful eye on changes in consumer and producer prices to gauge their potential effect on the markets and the Fed's interest rate policy.

Potential Benefits of Delaware Cash Reserve

Delaware Cash Reserve is a money market mutual fund that invests in short-term obligations from creditworthy corporations and/or from the federal or state governments. The Fund offers several potentially compelling advantages:

o Relative Safety - Your investment is managed to preserve principal, which can be especially beneficial during volatile markets (although it is always possible to lose principal, even in a money market fund);

o    Check-writing privileges - Ability to write checks against your account;*

o Current income - Offers relative stability of your principal and a yield that has historically been above the inflation rate;

o Convenient access to other mutual funds - Investing in other Delaware Investments funds can be as easy as making a toll-free call.**

Whether you wish to preserve capital for a specific financial goal or balance the risks of stock and bond funds in a long-term portfolio, you may be well-served by Delaware Cash Reserve. Investors should be aware that money market funds are not FDIC insured or bank guaranteed. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

We encourage you to consider your Delaware Cash Reserve investment in the context of your entire portfolio. Talk to your financial adviser about how Delaware Investments' wide spectrum of equity and fixed-income mutual funds may complement your investment in Delaware Cash Reserve, helping you build wealth and protect it from the long-term impact of inflation and taxes. Find out how we can help shape your future today.


*    For investors of Class A shares only.

** When exchanging money from Delaware Cash Reserve to another fund, you may incur a sales charge.



[Money Market Artwork]

FUND BASICS



Fund Objectives

Seeks to maximize current income while preserving principal and maintaining liquidity.

Assets Under Management
$630 million

Number of Holdings
58

Fund Start Date
June 30, 1978

Your Fund Manager

Cynthia Isom holds a bachelor's degree from Vassar College. After eight years in the securities business, she joined Delaware Investments in 1985 as a trader of money market, high-grade, and treasury securities. She previously was an institutional salesperson with Merrill Lynch.

NASDAQ Symbol
Class A  DCRXX

CUSIP Numbers
Consultant Class  245910-20-3
Class B  245910-30-2
Class C  245910-40-1

DELAWARE CASH RESERVE PERFORMANCE

Growth of a $10,000 Investment
April 1, 1990 through March 31, 2000

                        Delaware                   U.S.
                          Cash                   Consumer
Period                  Reserve                   Price
  End                   Class A                   Index
------                  --------                 --------
Mar-90                  $10,000                  $10,000
Mar-91                   10,752                   10,490
Mar-92                   11,304                   10,824
Mar-93                   11,628                   11,158
Mar-94                   11,895                   11,437
Mar-95                   12,372                   11,764
Mar-96                   12,992                   12,098
Mar-97                   13,591                   12,432
Mar-98                   14,240                   12,603
Mar-99                   14,892                   12,821
Mar-00                   15,585                   13,219


The chart assumes $10,000 invested on March 31, 1990 and reinvestment of all dividends. Past performance is not a guarantee of future results. The U.S. Consumer Price Index represents overall annualized consumer inflation as calculated by the U.S. government. Performance of other Fund classes varies due to different charges and expenses.

Average Total Returns

Through March 31, 2000             Lifetime   10 Years   Five Years   One Year   7-Day Yield
--------------------------------------------------------------------------------------------
Class A (Est. 6/30/78)              +7.38%     +4.55%      +4.76%      +4.69%       +5.34%
--------------------------------------------------------------------------------------------
Consultant Class (Est. 3/10/88)     +7.22%     +4.29%      +4.50%      +4.43%       +5.09%
--------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
         Excluding Sales Charge     +3.62%                 +3.72%      +3.65%      +4.34%
         Including Sales Charge     +3.48%                 +3.37%      -1.35%
--------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
         Excluding Sales Charge     +3.66%                             +3.65%      +4.34%
         Including Sales Charge     +3.66%                             +2.65%
--------------------------------------------------------------------------------------------

All performance reflects reinvestment of dividends. An investment in Delaware Cash Reserve is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in Delaware Cash Reserve. Returns and yields will fluctuate. Past performance is not a guarantee of future results.

Class A shares are available without sales charges or any 12b-1 fee.

Consultant Class shares are available without a sales charge. Performance after March 10, 1988 reflects the impact of a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares are subject to a 1% annual distribution and service fee. If shares are redeemed within 12 months, a contingent deferred sales charge of up to 1% applies.

Delaware Cash Reserve Class B and Class C shares are available only as part of an overall investment program using other Class B or Class C shares of Delaware Investments funds. Direct investment into Delaware Cash Reserve Class B or Class C shares may be made only when establishing a Wealth Builder plan. Performance excluding sales charge for Class B and Class C shares assumes the investment was either not redeemed or that contingent deferred sales charges did not apply.

Statement of Net Assets

DELAWARE CASH RESERVE
---------------------

                                                    Principal         Market
March 31, 2000                                        Amount           Value
--------------------------------------------------------------------------------
Commercial Paper - 75.41%
Financial Services - 25.02%
Aegon Funding 5.94% 6/1/00 .....................     $13,000,000     $12,869,155
Allianz of America 5.97% 6/8/00 ................       9,000,000       8,898,510
Fleet Funding 5.98% 4/10/00 ....................      10,000,000       9,985,050
General Electric Capital 5.88% 4/25/00 .........      10,000,000       9,960,800
Home Depot Real Estate 5.91% 5/23/00 ...........      10,000,000       9,914,633
ING America Insurance Holding 5.90% 5/9/00 .....      10,250,000      10,186,165
Marsh USA
         5.57% 4/28/00 .........................      10,000,000       9,958,225
         5.90% 5/15/00 .........................      10,000,000       9,927,889
         5.98% 6/26/00 .........................      10,000,000       9,857,144
Metlife Funding 5.90% 4/6/00 ...................      10,000,000       9,991,806
Motorola Credit 5.89% 5/4/00 ...................       7,000,000       6,962,206
St. Paul Company 5.90% 4/13/00 .................      10,000,000       9,980,333
Swiss Re Financial Products
         5.90% 4/13/00 .........................      10,000,000       9,980,333
         5.92% 5/23/00 .........................       7,000,000       6,940,142
Tasmania Public Finance 5.85% 4/7/00 ...........      12,300,000      12,288,008
Teco Finance 6.06% 5/24/00 .....................      10,000,000       9,910,783
                                                                    ------------
                                                                     157,611,182
                                                                    ------------
Industrial - 10.28%
Exxon Mobil Australia 5.96% 4/18/00 ..........       10,000,000        9,971,856
Henkel
         5.97% 7/3/00 ........................       11,000,000       10,830,353
         6.02% 8/9/00 ........................       11,200,000       10,956,524
New York Times
         5.86% 4/12/00 .......................       13,000,000       12,976,723
         6.05% 5/9/00 ........................       10,100,000       10,035,500
Wal-Mart Stores 5.96% 4/24/00 ................       10,000,000        9,961,922
                                                                    ------------
                                                                      64,732,878
                                                                    ------------
Mortgage Bankers & Brokers - 37.75%
Bank of America
         5.89% 4/12/00 .......................       10,000,000        9,982,003
         5.97% 6/6/00 ........................       10,000,000        9,890,550
Bank of Scotland 6.10% 6/6/00 ................       10,000,000        9,888,167
Bear Stearns
         5.95% 5/15/00 .......................       12,000,000       11,912,733
         6.09% 5/23/00 .......................       10,000,000        9,912,033
Credit Suisse First Boston
         5.91% 5/15/00 .......................       10,000,000        9,927,767
         5.97% 6/9/00 ........................       10,000,000        9,885,575
         6.07% 8/23/00 .......................        5,000,000        4,878,600
Den Danske 5.88% 4/10/00 .....................       10,000,000        9,985,300
Goldman Sachs Group
         5.91% 5/1/00 ........................       10,000,000        9,950,750
         5.93% 5/26/00 .......................       10,000,000        9,909,403
Merrill Lynch
         5.86% 4/12/00 .......................       10,000,000        9,982,094
         5.90% 5/22/00 .......................        7,500,000        7,437,313
         5.93% 5/10/00 .......................       10,000,000        9,935,758

                                                    Principal         Market
                                                      Amount           Value
--------------------------------------------------------------------------------
Commercial Paper (continued)
Mortgage Bankers & Brokers (continued)

 Morgan Stanley Dean Witter
         5.91% 5/24/00 ..........................    $ 10,000,000   $  9,912,992
         5.93% 5/17/00 ..........................      10,000,000      9,924,228
 Royal Bank Scotland
         5.95% 4/14/00 ...........................     10,000,000      9,978,514
         6.02% 4/17/00 ...........................     10,000,000      9,973,244
 Societe Generale North America 5.88%
         5/16/00 .................................     10,000,000      9,926,500
 UBS Finance 6.28% 4/3/00 ........................     25,500,000     25,491,103
 WestPac Capital 5.93% 7/24/00 ...................     10,000,000      9,812,217
 WestPac Trust
         6.00% 10/13/00 ..........................     10,000,000      9,675,000
         6.04% 10/23/00 ..........................     10,000,000      9,656,056
                                                                    ------------
                                                                     237,827,900
                                                                    ------------
 Schools - 2.36%
 The Board of Trustees of The Leland
  Stanford Junior University 5.90%
         5/17/00 .................................     15,000,000     14,886,917
                                                                    ------------
                                                                      14,886,917
                                                                    ------------
 Total Commercial Paper ..........................                   475,058,877
                                                                    ------------
 Certificates Of Deposit - 6.35%
 Harris Trust & Savings 5.93% 4/13/00 ............     10,000,000     10,000,000
 Wilmington Trust
         5.95% 4/13/00 ...........................     10,000,000     10,000,000
         5.99% 5/17/00 ...........................     10,000,000     10,000,000
         6.35% 10/11/00 ..........................     10,000,000     10,000,000
                                                                    ------------
 Total Certificates of Deposit ...................                    40,000,000
                                                                    ------------
 Short-Term Time Deposits - 10.76%
 Den Danske 6.28% 4/3/00 .........................     17,757,000     17,757,000
 Huntington National 6.28% 4/3/00 ................     25,000,000     25,000,000
 Suntrust Bank 6.28% 4/3/00 ......................     25,000,000     25,000,000
                                                                    ------------
 Total Short-Term Time Deposits ..................                    67,757,000
                                                                    ------------
*Floating Rate Notes - 5.87%
 AT&T Corporation 5.99% 7/13/00 ..................     10,000,000      9,998,874
 Goldman Sachs Group 6.46% 9/18/00 ...............     10,000,000     10,007,156
 Morgan Stanley Dean Witter 6.53% 5/8/00 .........     10,000,000     10,000,000
 Racers 99-16-Money Market 5.94% 6/2/00 ..........      7,000,000      7,000,000
                                                                    ------------
 Total Floating Rate Notes .......................                    37,006,030
                                                                    ------------
 Yankee CD - 1.59%
 Commerzbank 6.15% 7/28/00 .......................     10,000,000     10,000,636
                                                                    ------------
 Total Yankee CD .................................                    10,000,636
                                                                    ------------

Delaware Cash Reserve
--------------------------------------------------------------------------------
         Total Market Value of Securities - 99.98%
           (cost $629,822,543)** ..............................     $629,822,543
         Receivables and Other Assets
           Net of Liabilities - 0.02% .........................          128,780
                                                                    ------------
         Net Assets Applicable to 629,944,387
           Shares Outstanding - 100.00% .......................     $629,951,323
                                                                    ============
         Net Asset Value - Delaware Cash Reserve Fund
           A Class ($566,193,040 / 566,185,726 Shares) ........            $1.00
                                                                           -----
         Net Asset Value - Delaware Cash Reserve Fund
           B Class ($23,349,710 / 23,347,756 Shares) ..........            $1.00
                                                                           -----
         Net Asset Value - Delaware Cash Reserve Fund
           C Class ($7,760,531 / 7,764,312 Shares) ............            $1.00
                                                                           -----
         Net Asset Value - Delaware Cash Reserve Fund
           Consultant Class ($32,648,042 /32,646,593 Shares) ...           $1.00
                                                                           -----
----------------------
* Floating Rate Notes-The interest rate shown is the rate as of March 31, 2000 and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
** Also the cost for federal income tax purposes.


                             See accompanying notes

Statement of Operations


Year Ended March 31, 2000                                                         Delaware Cash Reserve
-------------------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................                      $35,734,936

Expenses:
Management fees ......................................................       2,860,175
Dividend disbursing and transfer agent fees and expenses .............       2,207,550
Distribution expense .................................................         444,595
Accounting and administration ........................................         262,316
Reports and statements to shareholders ...............................         244,301
Registration fees ....................................................         109,300
Custodian fees .......................................................          37,904
Professional fees ....................................................          32,808
Trustees' fees .......................................................          19,561
Taxes (other than taxes on income) ...................................          10,750
Other ................................................................          86,488
                                                                          ------------
                                                                                              6,315,748
Less expenses paid indirectly ........................................                          (14,974)
                                                                                           ------------
Total expenses .......................................................                        6,300,774
                                                                                           ------------

Net Investment Income ................................................                       29,434,162
                                                                                           ------------

Net Increase in Net Assets Resulting from Operations .................                      $29,434,162
                                                                                           ============

                             See accompanying notes

Statements of Changes in Net Assets


                                                                             Delaware Cash Reserve
-------------------------------------------------------------------------------------------------------

                                                                                Year Ended
                                                                         3/31/00            3/31/99

Increase in Net Assets from Operations:
Net investment income ...........................................   $    29,434,162    $    27,425,226
                                                                    ---------------    ---------------
Dividends to Shareholders from:
Net investment income:
         A Class ................................................       (26,634,022)       (24,857,705)
         B Class ................................................          (912,198)          (542,381)
         C Class ................................................          (351,304)          (242,117)
         Consultant Class .......................................        (1,536,638)        (1,783,023)
                                                                    ---------------    ---------------
                                                                        (29,434,162)       (27,425,226)
                                                                    ---------------    ---------------
Capital Share Transactions:
Proceeds from shares sold:
         A Class ................................................     1,671,713,220      1,978,969,758
         B Class ................................................        76,974,959        117,999,348
         C Class ................................................       114,902,183        155,854,545
         Consultant Class .......................................       110,646,645        485,552,242

Net asset value of shares issued upon reinvestment of dividends from net investment income:
         A Class ................................................        24,643,299         21,171,773
         B Class ................................................           753,577            412,827
         C Class ................................................           303,226            202,957
         Consultant Class .......................................         1,430,281          1,429,128
                                                                    ---------------    ---------------
                                                                      2,001,367,390      2,761,592,578
                                                                    ---------------    ---------------
Cost of shares repurchased:
         A Class ................................................    (1,718,412,277)    (1,936,369,808)
         B Class ................................................       (74,287,569)      (105,025,829)
         C Class ................................................      (118,578,432)      (148,625,680)
         Consultant Class .......................................      (122,160,648)      (484,286,277)
                                                                    ---------------    ---------------
                                                                     (2,033,438,926)    (2,674,307,594)
                                                                    ---------------    ---------------
Increase (decrease) in net assets derived from capital
  share transactions ............................................       (32,071,536)        87,284,984
                                                                    ---------------    ---------------
Net Increase (Decrease) in Net Assets ...........................       (32,071,536)        87,284,984

Net Assets:
Beginning of year ...............................................       662,022,859        574,737,875
                                                                    ---------------    ---------------
End of year .....................................................   $   629,951,323    $   662,022,859
                                                                    ---------------    ---------------


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Cash Reserve A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                           3/31/00     3/31/99     3/31/98     3/31/97     3/31/96
Net asset value, beginning of period ................................      $1.000      $1.000      $1.000      $1.000      $1.000

Income from investment operations:
   Net investment income ............................................       0.046       0.045       0.048       0.045       0.049
                                                                           ------------------------------------------------------
   Total from investment operations .................................       0.046       0.045       0.048       0.045       0.049
                                                                           ------------------------------------------------------

Less dividends:
   Dividends from net investment income .............................      (0.046)     (0.045)     (0.048)     (0.045)     (0.049)
                                                                           ------------------------------------------------------
   Total dividends ..................................................      (0.046)     (0.045)     (0.048)     (0.045)     (0.049)
                                                                           ------------------------------------------------------

Net asset value, end of period ......................................      $1.000      $1.000      $1.000      $1.000      $1.000
                                                                           ======================================================

Total return(1) .....................................................       4.69%       4.61%       4.88%       4.61%       5.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................    $566,193    $588,249    $524,477    $594,877    $585,485
   Ratio of expenses to average net assets ..........................       0.91%       0.90%       0.88%       0.88%       0.95%
   Ratio of net investment income to average net assets .............       4.59%       4.51%       4.78%       4.52%       4.90%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Cash Reserve B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                           3/31/00     3/31/99     3/31/98     3/31/97     3/31/96
Net asset value, beginning of period .................................    $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from investment operations:
   Net investment income .............................................      0.036       0.035       0.038       0.035       0.039
                                                                           ------------------------------------------------------
   Total from investment operations ..................................      0.036       0.035       0.038       0.035       0.039
                                                                           ------------------------------------------------------

Less dividends:
   Dividends from net investment income ..............................     (0.036)     (0.035)     (0.038)     (0.035)     (0.039)
                                                                           ------------------------------------------------------
   Total dividends ...................................................     (0.036)     (0.035)     (0.038)     (0.035)     (0.039)
                                                                           ------------------------------------------------------

Net asset value, end of period .......................................     $1.000      $1.000      $1.000      $1.000      $1.000
                                                                           ======================================================

Total return(1) ......................................................      3.65%       3.57%       3.84%       3.58%       3.97%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........................    $23,349     $19,908      $6,522     $12,988      $8,127
   Ratio of expenses to average net assets ...........................      1.91%       1.90%       1.88%       1.88%       1.95%
   Ratio of net investment income to average net assets ..............      3.59%       3.51%       3.78%       3.52%       3.90%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Cash Reserve C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                                                                           Period
                                                                                                                         11/29/95 to
                                                                           3/31/00     3/31/99     3/31/98     3/31/97    3/31/96(1)
Net asset value, beginning of period ...............................       $1.000      $1.000      $1.000      $1.000     $1.000

Income from investment operations:
   Net investment income ...........................................        0.036       0.035       0.038       0.035      0.012
                                                                           -----------------------------------------------------
   Total from investment operations ................................        0.036       0.035       0.038       0.035      0.012
                                                                           -----------------------------------------------------

Less dividends:
   Dividends from net investment income ............................       (0.036)     (0.035)     (0.038)     (0.035)    (0.012)
                                                                           -----------------------------------------------------
   Total dividends .................................................       (0.036)     (0.035)     (0.038)     (0.035)    (0.012)
                                                                           -----------------------------------------------------

Net asset value, end of period .....................................       $1.000      $1.000      $1.000      $1.000     $1.000
                                                                           =====================================================

Total return(2) ....................................................        3.65%       3.58%       3.84%       3.58%      1.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........................       $7,760     $11,134      $3,702      $2,799       $304
   Ratio of expenses to average net assets .........................        1.91%       1.90%       1.88%       1.88%      1.95%
   Ratio of net investment income to average net assets ............        3.59%       3.51%       3.78%       3.52%      3.90%

-------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Cash Reserve Consultant Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                           3/31/00     3/31/99     3/31/98     3/31/97     3/31/96
Net asset value, beginning of period ...............................       $1.000      $1.000      $1.000      $1.000      $1.000

Income from investment operations:
   Net investment income ...........................................        0.043       0.043       0.045       0.043       0.047
                                                                           ------------------------------------------------------
   Total from investment operations ................................        0.043       0.043       0.045       0.043       0.047
                                                                           ------------------------------------------------------

Less dividends:
   Dividends from net investment income ............................       (0.043)     (0.043)     (0.045)     (0.043)     (0.047)
                                                                           ------------------------------------------------------
   Total dividends .................................................       (0.043)     (0.043)     (0.045)     (0.043)     (0.047)
                                                                           ======================================================

Net asset value, end of period .....................................       $1.000      $1.000      $1.000      $1.000      $1.000
                                                                           ------------------------------------------------------

Total return(1) ....................................................        4.43%       4.35%       4.62%       4.36%       4.75%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........................      $32,648     $42,732     $40,037     $23,468     $20,344
   Ratio of expenses to average net assets .........................        1.16%       1.15%       1.13%       1.13%       1.20%
   Ratio of net investment income to average net assets ............        4.34%       4.26%       4.53%       4.27%       4.65%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. See accompanying notes

Notes to Financial Statements

March 31, 2000
--------------------------------------------------------------------------------

Delaware Cash Reserve Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers four classes of shares. The Delaware Cash Reserve Fund A Class and the Delaware Cash Reserve Fund Consultant Class have no sales charge. The Delaware Cash Reserve Fund B Class carries a back-end deferred sales charge and the Delaware Cash Reserve Fund C Class carries a level load deferred sales charge. The Fund's objective is to seek to provide maximum current income while preserving principal and maintaining liquidity. It seeks to achieve its objective by investing in high-quality money market instruments with maturities of no more than 13 months. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investment Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14,974 for the year ended March 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the following rates: 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets over $2.5 billion. At March 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $98,433.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At March 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $65,985.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class and 1.00% of the average daily net assets of the B and C Classes. At March 31, 2000, the Fund had a liability for such fees payable to DDLP of $29,244.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees, and employees are paid no compensation by the Fund.

3. Capital Stock
Transactions in capital shares were as follows:
                                                         Year Ended
                                                  3/31/00            3/31/99
Shares sold:
   A Class ................................    1,671,713,220     1,978,969,758
   B Class ................................       76,974,959       117,999,348
   C Class ................................      114,902,183       155,854,545
   Consultant Class .......................      110,646,645       485,552,242

Shares issued upon reinvestment of
dividends from net investment income:
   A Class ................................       24,635,985        21,171,773
   B Class ................................          751,623           412,827
   C Class ................................          307,007           202,957
   Consultant Class .......................        1,428,832         1,429,128
                                              --------------     -------------
                                               2,001,360,454     2,761,592,578
                                              --------------     -------------

Shares repurchased:
   A Class ................................   (1,718,412,277)   (1,936,369,808)
   B Class ................................      (74,287,569)     (105,025,829)
   C Class ................................     (118,578,432)     (148,625,680)
   Consultant Class .......................     (122,160,648)     (484,286,277)
                                              --------------     -------------
                                              (2,033,438,926)   (2,674,307,594)
                                              --------------     -------------
Net increase (decrease) ...................      (32,078,472)       87,284,984
                                              ==============     =============


4. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended March 31, 2000, the Fund designates as ordinary income distributions paid during the year as follows:

                                      (A)
                         Ordinary Income Distributions
                                  (Tax Basis)
                         -----------------------------
                                      100%
-------------------
(A) is based on a percentage of the Fund's total distributions.

Report of Independent Auditors





--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Cash Reserve Fund

We have audited the accompanying statement of net assets of Delaware Cash Reserve Fund (the "Fund") as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Cash Reserve Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
May 5, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital
   o  Technology and
        Innovation Fund
   o  Select Growth Fund
   o  Trend Fund
   o  Growth Opportunities
        Fund*
   o  Small Cap Value Fund
   o  U.S. Growth Fund
   o  Tax-Efficient Equity Fund
   o  Social Awareness Fund

Total Return
   o  Blue Chip Fund
   o  Devon Fund
   o  Growth and Income Fund
   o  Decatur Equity
        Income Fund
   o  REIT Fund
   o  Balanced Fund

International and Global
   o  Emerging Markets Fund
   o  New Pacific Fund
   o  Overseas Equity Fund
   o  International Equity Fund
   o  Global Equity Fund
   o  Global Bond Fund

Current Income
   o  Delchester Fund
   o  High-Yield
        Opportunities Fund
   o  Strategic Income Fund
   o  Corporate Bond Fund
   o  Extended Duration
        Bond Fund
   o  American Government
        Bond Fund
   o  U.S. Government
        Securities Fund
   o  Limited-Term
        Government Fund

Tax-Exempt Income
   o  National High-Yield
        Municipal Bond Fund
   o  Tax-Free USA Fund
   o  Tax-Free Insured Fund
   o  Tax-Free USA
        Intermediate Fund
   o  State Tax-Free Funds**

Stability of Principal
   o  Cash Reserve
   o  Tax-Free Money Fund

Asset Allocation
   o  Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio


* Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE (SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Cash Reserve shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Cash Reserve and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Yields fluctuate with market conditions. The Fund is neither insured nor guaranteed by the U.S. government.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682


(3128)                                                        Printed in the USA
AR-008 [3/00] PPL 5/00                                                   (J5871)